Adamis Pharmaceuticals Corporation 8-K

Exhibit 10.1

AMENDMENT TO ADAMIS PHARMACEUTICALS CORPORATION
10% SENIOR SECURED CONVERTIBLE NOTE

Adamis Pharmaceuticals Corporation, a Delaware corporation, and ___________________, (the “Holder”), hereby agree, effective as of December 9, 2010 to amend the 10% Senior Secured Convertible Note issued to Holder on January 11, 2010 by extending the Maturity Date of the Note from December 10, 2010 to March 31, 2011.

In the event of any inconsistency between the terms of this Amendment and the terms of the Note, the terms of this Amendment shall control.  Except to the extent expressly amended pursuant to this Amendment, the terms and provisions of the Note, as amended, shall remain in full force and effect without modification.  Capitalized terms used herein but not defined herein shall have the meanings ascribed to those terms in the Note.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.  This Amendment shall be governed by the laws of the State of New York, notwithstanding its conflict of laws provisions.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment to 10% Senior Secured Convertible Note as of the date first above written.

HOLDER:

By:

Its:

ADAMIS PHARMACEUTICALS CORPORATION:

By:

Its:

[SIGNATURE PAGE TO AMENDMENT TO 10% SENIOR SECURED CONVERTIBLE NOTE]